UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21593
Kayne Anderson MLP Investment Company

(Exact name of registrant as specified in charter)

1800 Avenue of the Stars, Second Floor, Los Angeles, California	90067

(Address of principal executive offices)	(Zip code)
David Shladovsky, Esq.
KA Fund Advisors, LLC, 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067

(Name and address of agent for service)
Registrant’s telephone number, including area code: (310) 556-2721
Date of fiscal year end: November 30, 2008
Date of reporting period: November 30, 2008
          Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
          A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
     The report of Kayne Anderson MLP Investment Company (the “Registrant”) to stockholders for the annual period ended November 30, 2008 is attached below.

Kayne Anderson

MLP Investment Company

ANNUAL REPORT
NOVEMBER 30, 2008

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY
LETTER TO STOCKHOLDERS

January 27, 2009

Dear Fellow Stockholders:

Fiscal year 2008 was a terrible year by almost any measure, with the collapse of the credit markets, the disappearance of many of Wall Street’s most prominent firms and the onset of a worldwide recession. As a result, we have seen substantial declines in the overall capital markets, the energy markets and the MLP market. Calendar year 2008 was the worst year for the Dow Jones Industrial Average since 1931 and the worst year for the S&P 500 Index since 1937. The MLP market was similarly affected, with the Alerian MLP Index declining 38.7% for the fiscal year ended November 30, 2008.

Most of this decline occurred in our fourth fiscal quarter when the financial markets experienced a rapid and substantial contraction. During our fourth fiscal quarter, the Alerian MLP Index declined 33.0%, a drop approximately two times greater than the Alerian MLP Index’s greatest annual decline. In addition to the poor absolute performance, we saw record volatility in the sector. From 1996 to the end of our fiscal third quarter of 2008, there were only two days when the Alerian MLP Index changed by more than 6%. In the fiscal fourth quarter, there have been nine days with changes exceeding 6%.

While the overall MLP market performed poorly, smaller MLPs, as well as those with exposure to natural gas gathering and processing, performed much worse than the MLP index. The Alerian MLP Index is market capitalization weighted and, as a result, is heavily weighted to the largest seven MLPs, which comprise 62.6% of the index. As a result, the median price performance during the quarter was a decline of 37.0%, and MLPs with natural gas gathering and processing exposure declined 63.5%. This was the first time in eight years in which large capitalization MLPs outperformed smaller capitalization MLPs.

As a result of the severe declines in MLP prices, MLP yields set all time highs during our fiscal fourth quarter. The average yield (weighted by market capitalization) at November 30, 2008 was 11.7% compared to 6.4% at the end of fiscal 2007. Likewise, the spread between MLP yields and the 10-year U.S. Treasury bond yield rose to 874 basis points, compared to an average of 238 basis points over the last five years.

The reasons for the poor performance of the MLP sector are numerous and interrelated. Clearly, the weak performance of the broader capital markets had a significant impact on the buyers of MLP securities, both retail and institutional. Since 2005, a significant amount of the new capital invested in MLPs came from hedge funds, both dedicated MLP funds and multi-strategy funds. The well-publicized troubles in the hedge fund industry, as well as the reduced sources of leverage for hedge funds, caused these institutions to sell a significant portion of their MLP holdings. To a lesser extent, dedicated MLP closed-end funds (including KYN) were required to sell MLPs in order to maintain their leverage ratios. Finally, as the overall markets declined, retail investors were reducing portfolio leverage, reducing exposure to equity securities and moving to cash. Quite simply, there was an abundance of sellers and there were very few buyers.

Part of the performance of MLPs during the second half of fiscal 2008 can also be attributed to the sharp and substantial decline in commodity prices. From their peak in July 2008 through the end of the calendar year, oil prices declined by more than $100/barrel, or 69%; natural gas prices declined by 58%; and NGL (natural gas liquids) prices declined by 73%. While much of the MLP revenue stream is fee-based and not dependent on commodity prices, some MLPs are exposed directly and indirectly to commodity prices. While these MLPs had hedged a significant portion of their direct exposure, the magnitude of the decline in commodity prices had a material impact on their operating performance and consequently their stock price performance. On a relative basis, MLPs fared better than other sectors of the energy industry such as exploration and production companies (which declined 56% from their peak in July) and oilfield service companies (which declined 66% from their peak).

Finally, the Lehman Brothers bankruptcy had a distinct negative impact on the MLP market. Lehman Brothers was one of the leading underwriters of MLPs over the past several years and its retail system was a large holder of MLPs. Lehman Brothers was also a large owner of MLPs for its own account and managed a dedicated MLP hedge

KAYNE ANDERSON MLP INVESTMENT COMPANY
LETTER TO STOCKHOLDERS — (CONTINUED)

fund that was forced to liquidate a significant portion of its holdings. We believe that a substantial amount of selling pressure in the MLP market during September and October was the result of the Lehman Brothers bankruptcy filing.

Fiscal 2008 was also a very challenging year from a liability management perspective. As many of you know, in mid-February the auction rate market ceased functioning as normal. As a result, our auction rate securities, like most other auction rate securities, failed to generate sufficient investor interest at the maximum allowable rates. While this is commonly referred to as “failing,” our auction rate securities continued to pay interest and dividends at the contracted rate and we remained in compliance with all applicable covenants. Further, we maintained our AAA ratings for our Auction Rate Senior Notes and our AA rating for our Auction Rate Preferred Shares.

We embarked on an extensive effort to find a long-term solution to the problem in the auction rate market that would balance the interests of all our stakeholders — our common stockholders, our preferred stockholders and our note holders. In April 2008, we entered into a new, committed $200 million unsecured revolving credit facility, and in July 2008, we completed a private placement of $450 million of unsecured senior notes with several large insurance companies. The proceeds of these two financings were used to repay all of our $505 million of our Auction Rate Senior Notes. At this time, we have not redeemed our Auction Rate Preferred Shares, but we will continue to evaluate such opportunities in the future.

Due to the significant decline in the market value of MLPs, we faced ongoing challenges during our fiscal fourth quarter to comply with asset coverage tests set forth in our debt covenants and in the Investment Company Act of 1940. As a result, during most of our fourth fiscal quarter, we were de-levering our balance sheet as needed to remain in compliance with these tests. From early July 2008 through the end of the fiscal year, we repaid $83 million of borrowings on our revolving credit facility and redeemed $146 million of Senior Notes. This was certainly a difficult period, but we were pleased to have successfully demonstrated our ability to preserve the dividend to our common shareholders and our commitment to remain in compliance with our debt covenants.

2008 Performance

Fiscal 2008 was a very difficult year in terms of performance of the Company’s portfolio. One of the measures we employ to evaluate our performance is Net Asset Value Return, which is equal to the change in net asset value per share plus the dividends paid during the period being measured, assuming reinvestment in our dividend reinvestment program. During fiscal 2008, our Net Asset Value Return was negative 44.4%. During this same period, the total return of the Alerian MLP Index was negative 34.0%.

There were two principal reasons for our underperformance. First, our portfolio was more heavily weighted towards some of the natural gas gathering and processing companies. These MLPs had been the fastest growing sub-sector during the past two to three years, and much of the capital raised by these MLPs to fund such growth was raised from institutional investors such as ourselves, other closed-end funds and MLP hedge funds. These natural gas gathering and processing MLPs underperformed the MLP indices due to declining commodity prices as well as selling pressures from these investors. Historically, these MLPs also have been heavily dependent upon outside capital to fund their continued growth and were impacted by the slowdown in financial markets.

The second reason for our underperformance was the impact of leverage in a declining market. It may seem obvious, but it is worth highlighting that leverage magnifies positive performance when the market is going up and magnifies negative performance when the market is going down. While we operated with moderate leverage going into fiscal 2008, the rapid and substantial decline in MLP prices required KYN to sell securities at prices that were lower than our longer term target prices in order to maintain our leverage ratios.

2009 Outlook

As we look forward into 2009, we are focused on several key issues for the MLP sector. First and foremost is the availability of capital. As with many industries, capital availability for the MLP sector has diminished over the last six months for both investment grade and non-investment grade companies. While a large capital expenditure

KAYNE ANDERSON MLP INVESTMENT COMPANY
LETTER TO STOCKHOLDERS — (CONCLUDED)

program was once viewed as an asset that commanded a premium valuation because of the growth it would create, such programs are now often viewed as a liability. Several MLPs have capital programs that must be funded with external capital, and we are watching these companies closely to see if they can either (i) find outside capital and/or joint venture partners or (ii) successfully renegotiate their capital commitments and/or debt covenants. While we were encouraged by the recent investment grade debt offerings by several of the largest MLPs, significant congestion in the capital markets must be cleared up before MLP equity prices trade closer to historical valuation levels.

We are also monitoring very closely the commodity price environment and the impact — both direct and indirect — that commodity prices are having on the financial results of certain MLPs. While we do not expect the recent decline in consumption of gasoline and other refined products to have a material impact on the MLP sector, a sustained period of curtailed drilling activity will have an impact on volumes gathered, processed and transported. Furthermore, lower commodity prices will have a negative impact on the un-hedged portion of the revenue streams of certain natural gas gathering and processing companies.

We believe that the current capital markets and commodity price environment will cause MLP cash distribution growth to slow substantially in the first half of 2009. We believe that most MLPs will be cautious in raising their distributions at a time when cash is king and liquidity is critical. While there may be isolated distribution cuts in the midstream sector, we believe such cuts will be limited unless the commodity price dislocation continues well beyond what we and other market participants anticipate.

We firmly believe that MLPs will adapt to market conditions. They will adapt to the limited availability of outside capital by concentrating on the most profitable capital projects. While growth in distributions moderate from recent levels, higher yields will continue to provide attractive risk-adjusted total returns.

We are encouraged that investors have begun to differentiate between MLPs that have strong balance sheets, solid management teams and stable operations, and those that do not. We believe that the efficient pricing of risk will be very beneficial to the long-term recovery and viability of the sector.

The most frequent question that I receive is, “When will the market come back?” The recovery of the MLP sector is dependent on the recovery of the financial sector, the general economy and the commodity markets. A full recovery to prior valuation levels could take some period of time. However, we can not forget that demand for energy products and services, both domestically and internationally, will continue to grow over the next several decades. Commodities will continue to be produced in areas that are farther and farther away from end-users and existing infrastructure assets. Midstream MLPs — which provide the critical link between producers and consumers — will see demand for their services increase over time. As a result, we continue to be optimistic about the long-term prospects of both the energy infrastructure sector and the companies in our portfolio.

We look forward to continuing to execute on our business plan of achieving high after-tax total returns by investing in MLPs and other Midstream Energy Companies. We invite you to visit our website at www.kaynefunds.com for the latest updates.

Sincerely,

Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer

KAYNE ANDERSON MLP INVESTMENT COMPANY
PORTFOLIO SUMMARY
NOVEMBER 30, 2008
(UNAUDITED)

Portfolio Investments by Category*

* As a percentage of total investments.

Top 10 Holdings by Issuer

			Percent of
Holding		Sector	Total Investments

1.	Energy Transfer Partners, L.P.	Midstream MLP	11.2%

2.	Plains All American Pipeline, L.P.	Midstream MLP	10.7

3.	Kinder Morgan Management, LLC	MLP Affiliates	8.9

4.	Enterprise Products Partners L.P.	Midstream MLP	8.6

5.	Magellan Midstream Partners, L.P.	Midstream MLP	8.1

6.	Inergy, L.P.	Propane MLP	5.3

7.	Copano Energy, L.L.C.	Midstream MLP	4.6

8.	Enbridge Energy Partners, L.P.	Midstream MLP	3.9

9.	Clearwater Natural Resources, LP*	Coal MLP	3.3

10.	MarkWest Energy Partners, L.P.	Midstream MLP	3.1

* Clearwater Natural Resources, LP is a privately held entity.

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2008

This discussion contains forward looking statements and good faith estimates. The reader is referred to the disclosure on such matters at the beginning of this annual report.

Overview

Kayne Anderson MLP Investment Company (the “Company”) is a non-diversified, closed-end management investment company. The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its total assets in energy-related master limited partnerships (“MLPs”) and their affiliates, and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

The Company invests principally in equity securities of (i) energy-related MLPs, (ii) owners of such interests in MLPs (“MLP Affiliates”), and (iii) other Midstream Energy Companies. The Company may, from time to time, invest in debt securities of MLPs and other Midstream Energy Companies. At November 30, 2008, the Company’s long-term investments were as follows:

Long-term Investments

	Number		Percentage
	of Portfolio	Amount	of Long-Term
Category	Companies	($ in 000’s)	Investments

Equity
MLP	51	$801,341	87.9%
MLP Affiliate	2	98,193	10.8

Total Equity	53	899,534	98.7
Debt
MLP	1	11,862	1.3

Total	54	$911,396	100.0%

As a limited partner in the MLPs, the Company reports its allocable share of MLP’s taxable income in computing its own taxable income. During the year ended November 30, 2008 (“fiscal 2008”), the Company estimated that taxable income associated with its ownership in MLPs was equal to 10% of the distributions received from such MLPs. As a result, the Company estimated that 90% of the MLP distributions will be treated as a return of capital for tax purposes. For financial reporting purposes, the Company reflects its MLP distributions net of the return of capital portion. As a result, only 10% of the cash distributions from MLPs received during fiscal 2008 are included in investment income. The remaining 90% of distributions from MLPs are reflected as a reduction in the cost basis of the Company’s portfolio securities, which has the effect of increasing realized and unrealized gains by that same amount.

Financial Review

During fiscal 2008, the Company had a net decrease in net assets resulting from operations of $581.4 million before dividends/distributions to preferred stockholders of $4.2 million. The components of this decrease are (i) a net investment loss of $31.7 million ($50.2 million before taxes), (ii) net realized losses of $0.6 million ($1.0 million before taxes) and (iii) net change in unrealized losses of $549.1 million ($870.2 million before taxes).

The Company incurred a net investment loss (before taxes) of $50.2 million during fiscal 2008. This consisted of net dividends and distributions from MLPs and other Midstream Energy Companies of $16.2 million, which was after the deduction of $107.0 million of cash dividends and distributions received by the Company that were treated as a return of capital. Interest income on investments and repurchase agreements was $1.5 million. Expenses were $67.9 million, including $25.5 million of investment management fees and $39.2 million of interest and auction

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION — (CONCLUDED)

agent expense (including a $6.6 million write-off of debt issuance costs). Investment management fees were equal to an annual rate of 1.4% of average total assets (2.2% of average net assets applicable to common stockholders).

Net realized losses (before taxes) during fiscal 2008 were $1.0 million, consisting of realized gains on investments of $18.8 million offset by $19.8 million of payments pursuant to interest rate swap contracts. In order to partially hedge itself against rising interest rates, the Company has entered into interest rate swap contracts. Payments made or received pursuant to those swap contracts (including any termination of those contracts) are not reflected in interest expense, but are reflected as realized gains or losses.

Net change in unrealized losses (before taxes) during fiscal 2008 was $870.2 million, consisting of unrealized losses on investments of $873.2 million, offset by an increase in the mark-to-market value of the interest rate swap contracts of $3.0 million.

The Company is taxed as a corporation for federal and state income tax purposes. As a result, the Company records income tax expense or benefit based on the investment income (loss) and realized gains (losses). Similarly, the Company records a deferred income tax expense (benefit) based on the unrealized gains (losses), which are equal to the difference between the current market value of its assets and liabilities compared to the tax basis of those assets and liabilities. At November 30, 2008, the Company was in a net operating loss position that resulted in the majority of its income taxes being deferred. During fiscal 2008, the Company recorded a deferred tax benefit of $18.5 million attributable to its net investment loss; a deferred tax benefit of $0.4 million attributable to its realized losses; and a deferred tax benefit of $321.1 million attributable to its unrealized losses. The Company’s taxes were computed based on an effective tax rate of approximately 36.9% for the fiscal year ended November 30, 2008.

As of November 30, 2008, the Company had no outstanding borrowings under its revolving credit facility.

The Company has entered into five interest rate swap contracts with a notional amount of $260 million, and a weighted average fixed rate of 3.53% and weighted average duration of 2.3 years (as of November 30, 2008). In each of these contracts, the Company pays a fixed rate of interest and receives a floating rate of interest based on the London Interbank Offered Rate (“LIBOR”).

Dividends/Distributions

The Company paid four quarterly dividends/distributions to its common stockholders during fiscal 2008, totaling $86.8 million, or $1.9925 per share. Payment of future distributions is subject to board approval, as well as meeting of covenants of the Company’s senior debt and the asset coverage requirements of the Investment Company Act of 1940 (the “1940 Act”).

Recent Events

On December 18, 2008, the Company set aside, for payment on January 9, 2009, a dividend/distribution to its common stockholders in the amount of $0.50 per share, for a total of $22.1 million. Of this total, $5.7 million was reinvested into the Company pursuant to the Company’s dividend reinvestment plan; in connection with that reinvestment, 343,871 shares of common stock were issued.

On December 24, 2008, the Company terminated $66 million aggregate notional amount of interest rate swap contracts with an average fixed rate of 3.77% for $3.6 million.

On January 7, 2009, Clearwater Natural Resources, LP (“Clearwater”) and Clearwater Natural Resources, LLC (Clearwater’s general partner) filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. Both entities have continued operations as a debtor-in-possession. Clearwater’s existing lenders are providing debtor-in-possession financing and, as part of the financing agreement with the banks, Clearwater has agreed to pursue a sales process for the company.

On January 19, 2009, the Company reduced the credit commitment under its revolving credit facility with JPMorgan Chase Bank, N.A. from $200 million to $125 million.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2008
(amounts in 000’s)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 140.0%
Equity Investments(a) — 138.2%
Midstream MLP(b) — 96.8%
Atlas Pipeline Partners, L.P.	732	$5,328
Buckeye Partners, L.P.	15	552
Copano Energy, L.L.C.	3,584	43,049
Crosstex Energy, L.P.	3,222	19,268
DCP Midstream Partners, LP	75	612
Duncan Energy Partners L.P.	155	2,005
Eagle Rock Energy Partners, L.P.	259	2,053
El Paso Pipeline Partners, L.P.	374	6,594
Enbridge Energy Partners L.P.	1,299	36,704
Energy Transfer Partners, L.P.	3,197	105,905
Enterprise Products Partners L.P.	3,765	80,464
Exterran Partners, L.P.	737	8,013
Global Partners L.P.	1,472	16,776
Hiland Partners, LP	231	2,397
Holly Energy Partners, L.P.	119	2,373
Magellan Midstream Partners, L.P.	2,474	74,274
MarkWest Energy Partners, L.P.	2,256	28,806
Martin Midstream Partners L.P.	392	6,933
ONEOK Partners, L.P.	275	12,823
Plains All American Pipeline, L.P.(c)	2,947	100,771
Regency Energy Partners LP	1,988	18,075
Targa Resources Partners LP	471	4,082
TC PipeLines, LP	1,045	23,587
TEPPCO Partners, L.P.	444	10,078
Western Gas Partners LP	735	9,842
Williams Partners L.P.	501	7,039
Williams Pipeline Partners L.P.	103	1,517

		629,920

Propane MLP — 7.6%
Ferrellgas Partners, L.P.	5	72
Inergy, L.P.	2,979	49,577

		49,649

Shipping MLP — 2.2%
Capital Product Partners L.P.	47	408
K-Sea Transportation Partners L.P.	144	2,200
Navios Maritime Partners L.P.	200	887
OSG America L.P.	528	2,457
Teekay LNG Partners L.P.	400	5,606
Teekay Offshore Partners L.P.	267	2,669

		14,227

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS — (CONTINUED)
NOVEMBER 30, 2008
(amounts in 000’s)

	No. of
Description	Shares/Units	Value

Coal MLP — 4.6%
Alliance Resource Partners, L.P.	98	$2,602
Clearwater Natural Resources, LP — Unregistered(d)(e)(f)	3,889	19,445
Clearwater Natural Resources, LP — Unregistered, Deferred Participation Units(d)(e)(f)(g)	41	—
Clearwater Natural Resources, LP — Warrants(d)(e)(f)(h)	34	167
Natural Resource Partners L.P.	47	787
Penn Virginia Resource Partners, L.P.	522	6,790

		29,791

Upstream MLP(b) — 5.6%
Atlas Energy Resources, LLC	1,441	24,210
BreitBurn Energy Partners L.P.	1,116	9,477
Constellation Energy Partners LLC	517	2,712

		36,399

MLP Affiliates(b) — 15.1%
Enbridge Energy Management, L.L.C.(i)	514	14,512
Kinder Morgan Management, LLC(i)(j)	2,029	83,681

		98,193

General Partner MLP(b) — 5.8%
Atlas Pipeline Holdings, L.P.	27	145
Buckeye GP Holdings L.P.	128	1,801
CNR GP Holdco, LLC — Unregistered(d)(e)(f)(k)	N/A	1,513
Energy Transfer Equity, L.P.	44	729
Enterprise GP Holdings L.P.	1,027	19,186
Hiland Holdings GP, LP	149	585
Inergy Holdings GP	113	2,324
Magellan Midstream Holdings, L.P.	844	11,650

		37,933

Other MLP — 0.5%
Calumet Specialty Products Partners, L.P.	372	3,422

Total Equity Investments (Cost — $1,120,032)		899,534

	Interest	Maturity	Principal
	Rate	Date	Amount

Energy Debt Investment — 1.8%
Coal MLP — 1.8%
Clearwater Natural Resources, LP(d)(e) (Cost — $12,838)	(l)	12/03/09	$12,810	11,862

Total Long-Term Investments (Cost — $1,132,870)				911,396

Short-Term Investment — 4.9%
Repurchase Agreements — 4.2%
J.P. Morgan Securities Inc. (Agreement dated 11/28/08 to be repurchased at $27,669), collateralized by $28,472 in U.S. Treasury Bonds (Cost — $27,668)	0.100%	12/01/08		27,668

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS — (CONTINUED)
NOVEMBER 30, 2008
(amounts in 000’s, except option contracts)

Description	Contracts	Value

Call Option Contracts Purchased(f) — 0.7%
Midstream MLP — 0.7%
Enterprise Products Partners L.P., call option expiring 6/20/09 @ $25.00	5,000	$800
Magellan Midstream Partners L.P., call option expiring 4/18/09 @ $30.00	5,000	1,950
ONEOK Partners, L.P., call option expiring 4/18/09 @ $50.00	5,000	1,600

		4,350

General Partner MLP — 0.0%
Magellan Midstream Holdings L.P., call option expiring 3/21/09 @ $17.50	2,100	200

Total Call Option Contracts Purchased (Premiums Paid — $5,243)		4,550

Total Short-Term Investments — (Cost — $32,911)		32,218

Total Investments — 144.9% (Cost — $1,165,781)		943,614

Liabilities
Option Contracts Written(f)
Midstream MLP
ONEOK Partners, L.P., call option expiring 12/20/08 @ $55.00 (Premiums received — $101)	800	(8)
Senior Unsecured Notes		(304,000)
Other Liabilities		(12,872)
Unrealized Depreciation on Interest Rate Swap Contracts		(8,877)

Total Liabilities		(325,757)

Net Deferred Tax Asset		99,347
Other Assets		8,952

Total Liabilities in Excess of Other Assets		(217,458)
Preferred Stock at Redemption Value		(75,000)

Net Assets Applicable to Common Stockholders		$651,156

(a)	Unless otherwise noted, equity investments are common units/common shares.

(b)	Includes Limited Liability Companies.

(c)	The Company believes that it is an affiliate of Plains All American, L.P. (See Note 5 — Agreements and Affiliations).

(d)	Fair valued securities, restricted from public sale (See Notes 2, 3 and 7).

(e)	Clearwater Natural Resources, LP is a privately-held MLP that the Company believes is a controlled affiliate (See Note 5 — Agreements and Affiliations). On January 7, 2009, Clearwater Natural Resources, LP (“Clearwater”) and Clearwater Natural Resources, LLC (Clearwater’s general partner) filed a voluntary

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS — (CONCLUDED)
NOVEMBER 30, 2008

petition under Chapter 11 of the U.S. Bankruptcy Code (See Note 16 — Subsequent Events for further discussion).

(f)	Security is non-income producing.

(g)	Holders of Clearwater Natural Resources, LP’s deferred participation units are entitled, in certain circumstances, to receive a portion of value realized in a sale or initial public offering by certain of the partnership’s common unitholders.

(h)	Warrants are non-income producing and expire on September 30, 2018.

(i)	Distributions are paid in-kind.

(j)	Security or a portion thereof is segregated as collateral on interest rate swap contracts.

(k)	CNR GP Holdco, LLC is the general partner of Clearwater Natural Resources, LP. The Company owns 83.7% of CNR GP Holdco, LLC and believes it is a controlled affiliate (See Note 5 — Agreements and Affiliations).

(l)	Floating rate unsecured working capital term loan. Interest is paid in-kind at a rate of the higher of one year LIBOR or 4.75% plus 900 basis points (13.75% as of November 30, 2008).

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2008
(amounts in 000’s, except share and per share amounts)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $951,449)	$777,638
Affiliated (Cost — $94,640)	100,771
Controlled (Cost — $86,781)	32,987
Call option contracts purchased (Cost — $5,243)	4,550
Repurchase agreement (Cost — $27,668)	27,668

Total investments (Cost — $1,165,781)	943,614
Deposits with brokers	2,315
Net deferred tax asset	99,347
Receivable for securities sold	2,519
Income tax receivable	732
Interest, dividends and distributions receivable	682
Deferred debt issuance costs and other, net	2,704

Total Assets	1,051,913

LIABILITIES
Investment management fee payable	4,628
Accrued directors’ fees and expenses	52
Payable for securities purchased	29
Call option contracts written, at fair value (Premiums received — $101)	8
Accrued expenses and other liabilities	8,163
Unrealized depreciation on interest rate swap contracts	8,877
Senior Unsecured Notes	304,000

Total Liabilities	325,757

PREFERRED STOCK
$25,000 liquidation value per share applicable to 3,000 outstanding shares (10,000 shares authorized)	75,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$651,156

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (44,176,186 shares issued and outstanding, 199,990,000 shares authorized)	$44
Paid-in capital	833,002
Accumulated net investment loss, net of income taxes less dividends	(104,120)
Accumulated realized gains on investments and interest rate swap contracts, net of income taxes	69,553
Net unrealized losses on investments and interest rate swap contracts, net of income taxes	(147,323)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$651,156

NET ASSET VALUE PER COMMON SHARE	$14.74

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2008
(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$112,358
Affiliated investments	10,858

Total dividends and distributions	123,216
Return of capital	(107,023)

Net dividends and distributions	16,193
Interest
Non-affiliated investments	538
Controlled investments	985

Total interest	1,523

Total Investment Income	17,716

Expenses
Investment management fees	25,526
Professional fees	886
Administration fees	856
Reports to stockholders	232
Custodian fees	232
Directors’ fees	179
Insurance	173
Other expenses	668

Total Expenses — Before Interest Expense, Auction Agent Fees and Taxes	28,752
Interest expense	31,625
Write off of debt issuance costs	6,630
Auction agent fees	907

Total Expenses — Before Taxes	67,914

Net Investment Loss — Before Taxes	(50,198)
Current tax expense	(51)
Deferred tax benefit	18,573

Net Investment Loss	(31,676)

REALIZED AND UNREALIZED GAINS/(LOSSES)
Net Realized Gains/(Losses)
Investments	18,736
Options written	51
Payments on interest rate swap contracts	(19,783)
Deferred tax benefit	368

Net Realized Loss	(628)

Net Change in Unrealized Gains/(Losses)
Investments	(873,219)
Payments on interest rate swap contracts	2,997
Deferred tax benefit	321,101

Net Change in Unrealized Losses	(549,121)

Net Realized and Unrealized Losses	(549,749)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(581,425)
DIVIDENDS/DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(4,176)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(585,601)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Fiscal Year Ended
	November 30,
	2008	2007

OPERATIONS
Net investment loss, net of tax	$(31,676)	$(29,965)
Net realized gains/(losses), net of tax	(628)	41,972
Net change in unrealized gains/(losses), net of tax	(549,121)	87,498

Net Increase/(Decrease) in Net Assets Resulting from Operations	(581,425)	99,505

DIVIDENDS/DISTRIBUTIONS TO PREFERRED STOCKHOLDERS(1)
Dividends	—	(4,161)
Distributions — return of capital	(4,176)	—

Dividends/Distributions to Preferred Stockholders	(4,176)	(4,161)

DIVIDENDS/DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	—	(3,582)
Distributions — return of capital	(86,757)	(74,759)

Dividends/Distributions to Common Stockholders	(86,757)	(78,341)

CAPITAL STOCK TRANSACTIONS
Proceeds from common stock public offerings of 4,420,916 shares of common stock	—	160,647
Underwriting discounts and offering expenses associated with the issuance of common stock	—	(4,597)
Issuance of 950,637 and 739,797 shares of common stock from reinvestment of distributions, respectively	23,484	23,585

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	23,484	179,635

Total Increase/(Decrease) in Net Assets Applicable to Common Stockholders	(648,874)	196,638

NET ASSETS ATTRIBUTABLE TO COMMON STOCKHOLDERS
Beginning of year	1,300,030	1,103,392

End of year	$651,156	$1,300,030

(1)	The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to preferred and common stockholders for the fiscal years ended November 30, 2007 and November 30, 2008 as either dividends (ordinary income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CASH FLOWS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2008
(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(581,425)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Amortization and write-off of debt issuance cost	7,112
Net deferred tax benefit	(340,042)
Return of capital distributions	107,023
Net realized losses	996
Unrealized losses on investments, interest rate swap contracts, and options written	870,222
Purchase of investments	(120,643)
Proceeds from sale of investments	427,046
Purchase of short-term investments, net	(27,378)
Purchase of option contracts, net	(5,142)
Increase in deposits with brokers	(461)
Decrease in receivable for securities sold	26,287
Decrease in interest, dividend and distributions receivables	1,027
Decrease in income tax receivable	1,743
Decrease in deferred debt issuance costs and other	23
Decrease in investment management fee payable	(3,087)
Decrease in payable for securities purchased	(699)
Increase in accrued expenses and other liabilities	6,540

Net Cash Provided by Operating Activities	369,142

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of senior unsecured notes	450,000
Payment of debt issuance costs	(3,694)
Redemption of senior unsecured notes	(146,000)
Redemption of auction rate senior notes	(505,000)
Repayment on revolving credit facility	(97,000)
Cash distributions paid to preferred stockholders	(4,176)
Cash distributions paid to common stockholders	(63,272)

Net Cash Used in Financing Activities	(369,142)

NET CHANGE IN CASH	—
CASH — BEGINNING OF YEAR	—

CASH — END OF YEAR	$—

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of distributions of $23,484 pursuant to the Company’s dividend reinvestment plan.

During the fiscal year ended November 30, 2008, federal and state income tax refunds of $1,679 were received (net of payments) and interest paid was $24,623.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except per share amounts)

					For the Period
	For the Fiscal Year Ended				September 28, 2004(1)
	November 30,				through
	2008	2007	2006	2005	November 30, 2004

Per Share of Common Stock
Net asset value, beginning of period	$30.08	$28.99	$25.07	$23.91	$23.70	(2)
Income from Operations(3)
Net investment income/(loss)	(0.73)	(0.73)	(0.62)	(0.17)	0.02
Net realized and unrealized gain/(loss) on investments, securities sold short, options and interest rate swap contracts	(12.56)	3.58	6.39	2.80	0.19

Total income from investment operations	(13.29)	2.85	5.77	2.63	0.21

Dividends/Distributions — Preferred Stockholders(3)(4)
Dividends	—	(0.10)	—	(0.05)	—
Distributions — return of capital	(0.10)	—	(0.10)	—	—

Total dividends/distributions — Preferred Stockholders	(0.10)	(0.10)	(0.10)	(0.05)	—

Dividends/Distributions — Common Stockholders(4)
Dividends	—	(0.09)	—	(0.13)	—
Distributions — return of capital	(1.99)	(1.84)	(1.75)	(1.37)	—

Total dividends/distributions — Common Stockholders	(1.99)	(1.93)	(1.75)	(1.50)	—

Capital Stock Transactions(3)
Underwriting discounts and offering costs on the issuance of preferred stock	—	—	—	(0.03)	—
Anti-dilutive effect due to issuance of common stock, net of underwriting discounts and offering costs	—	0.26	—	0.11	—
Anti-dilutive effect due to shares issued in reinvestment of dividends	0.04	0.01	—	—	—

Total capital stock transactions	0.04	0.27	—	0.08	—

Net asset value, end of period	$14.74	$30.08	$28.99	$25.07	$23.91

Market value per share of common stock, end of period	$13.37	$28.27	$31.39	$24.33	$24.90

Total investment return based on common stock market value(5)	(48.8)%	(4.4)%	37.9%	3.7%	(0.4)%

Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$651,156	$1,300,030	$1,103,392	$932,090	$792,836
Ratio of expenses to average net assets:(7)
Excluding income tax expense/benefit, interest expense and auction agent fees	2.5%	2.5%	3.4%	1.5%	1.2%
Excluding income tax expense/benefit	5.9%	4.8%	5.1%	2.3%	1.2%
Including income tax expense/benefit	(23.8)%	8.3%	18.9%	8.7%	4.7%
Ratio of net investment income/(loss) to average net assets	(2.8)%	(2.3)%	(2.4)%	(0.7)%	0.5%
Net increase/(decrease) in net assets to common stockholders resulting from operations to average net assets	(51.2)%	7.3%	21.7%	10.0%	0.9	%(8)
Portfolio turnover rate	6.7%	10.6%	10.0%	25.6%	11.8	%(8)
Senior Notes outstanding, end of period	$304,000	$505,000	$320,000	$260,000	—
Revolving credit facility	—	$97,000	$17,000	—	—
Auction Rate Preferred Stock, end of period	$75,000	$75,000	$75,000	$75,000	—
Asset coverage of total debt — Dividend Payment Test(9)	338.9%	372.3%	468.3%	487.3%	—
Asset coverage of total debt — Debt Incurrence Test(10)	338.9%	328.4%	449.7%	487.3%	—
Asset coverage of total leverage (Debt and Preferred Stock)(11)	271.8%	292.0%	367.8%	378.2%	—
Average amount of borrowings outstanding per share of common stock during the period	$11.52 (3)	$12.14 (3)	$8.53 (3)	$5.57 (3)	—

(1)	Commencement of operations.

(2)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(3)	Based on average shares of common stock outstanding of 43,671,666; 41,134,949; 37,638,314; 34,077,731 and 33,165,900, for the fiscal years ended November 30, 2008 through 2005 and the period September 28, 2004 through November 30, 2004.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS — (CONCLUDED)
(amounts in 000’s, except share and per share amounts)

(4)	The information presented for each period is a characterization of a portion of the total dividends and distributions paid to preferred stockholders and common stockholders as either a dividend (ordinary income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(5)	Not annualized for the period September 28, 2004 through November 30, 2004. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)	Unless otherwise noted, ratios are annualized for periods of less than one full year.

(7)	The following table sets forth the components of the Company’s ratio of expenses to average total assets and average net assets for each period presented in our Financial Highlights.

	Ratio of Expenses to:
	Average Total Assets as					Average Net Assets as
	of November 30,					of November 30,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004

Management fees	1.4%	1.4%	2.0%	0.9%	0.7%	2.2%	2.3%	3.2%	1.2%	0.8%
Other expenses	0.2	0.2	0.2	0.3	0.4	0.3	0.2	0.2	0.3	0.4
Total expenses — excluding income tax expense/benefit, interest expense and auction agent fees	1.6%	1.6%	2.2%	1.2%	1.1%	2.5%	2.5%	3.4%	1.5%	1.2%
Interest expense and auction agent fees	2.1	1.3	1.1	0.6	0.0	3.4	2.3	1.7	0.8	0.0
Total expenses — excluding income tax expense/benefit income taxes and auction agent fees	3.7%	2.9%	3.3%	1.8%	1.1%	5.9%	4.8%	5.1%	2.3%	1.2%
Income tax expense/benefit	(18.5)	2.2	8.9	5.0	3.3	(29.7)	3.5	13.8	6.4	3.5
Total expenses — including tax expense/benefit	(14.8)%	5.1%	12.2%	6.8%	4.4%	(23.8)%	8.3%	18.9%	8.7%	4.7%

Average total assets	$1,841,311	$2,105,217	$1,520,322	$1,137,399	$778,899
Average net assets						$1,143,192	$1,302,425	$986,908	$870,672	$729,280

(8)	Not annualized.

(9)	Calculated pursuant to section 18(a)(1)(B) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes or any other senior securities representing indebtedness divided by the aggregate amount of senior notes and any other securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock and preferred stock if at the time of such declaration, asset coverage with respect to senior securities representing indebtedness would be less than 300% and 200%, respectively.

(10)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes or any other senior securities representing indebtedness divided by the aggregate amount of senior notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not incur additional indebtedness if, at the time of such incurrence, asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test the revolving credit facility is considered a senior security representing indebtedness.

(11)	Calculated pursuant to section 18(a)(2)(A) and section 18(a)(2)(B) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes, any other senior securities representing indebtedness, and auction rate preferred stock divided by the aggregate amount of senior notes, any other senior securities representing indebtedness and auction rate preferred stock. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional preferred stock if at the time of such declaration or incurrence its asset coverage with respect to all senior securities would be less than 200%. For purposes of this test, the revolving credit facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2008
(amounts in 000’s, except option contracts written, share and per share amounts)

1.	Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2.	Significant Accounting Policies

A.  Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B.  Calculation of Net Asset Value — The Fund determines its net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Currently, the Company calculates its net asset value on a weekly basis and such calculation is made available on its website, www.kaynefunds.com. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and dividends/distributions), less all of its liabilities (including accrued expenses, dividends/distributions payable, current and deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

C.  Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by the Company using a pricing service. Fixed income securities maturing within 60 days will be valued on an amortized cost basis.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by KA Fund Advisors, LLC (“Kayne Anderson” or the “Adviser”) investment professionals responsible for the portfolio investments;

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts written, share and per share amounts)

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of Kayne Anderson. Such valuations generally are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Board of Directors on a monthly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by Kayne Anderson, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Kayne Anderson is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, the Board of Directors, or the Valuation Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an applicable discount in accordance with a methodology approved by the Valuation Committee.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

At November 30, 2008, the Company held 5.1% of its net assets applicable to common stockholders (3.1% of total assets) in securities valued at fair value as determined pursuant to procedures adopted by the Board of Directors, with fair value of $32,987. Although these securities may be resold in privately negotiated transactions (subject to certain lock-up restrictions), these values may differ from the values that would have been used had a ready market for these securities existed, and the differences could be material (See Note 7 — Restricted Securities).

On March 19, 2008, the FASB released SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” SFAS No. 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS No. 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of this standard and its impact on the financial statements has not yet been determined.

D. Repurchase Agreements — The Company has agreed to purchase securities from financial institutions, subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with which the Company enters into repurchase agreements are banks and broker/dealers which Kayne Anderson considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts written, share and per share amounts)

interest. Kayne Anderson monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

E. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

All short sales are fully collateralized. The Company maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company segregates an equivalent amount of securities owned as collateral while the short sale is outstanding. At November 30, 2008, the Company had no open short sales.

F. Option Writing — When the Company writes an option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Company. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option (See Note 8 — Option Contracts for more detail on option contracts written and purchased).

G. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

H. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the fiscal year ended November 30, 2008, the Company estimated that 90% of the MLP distributions received would be treated as a return of capital. The Company recorded as return of capital the amount of $107,023 of dividends and distributions received from its investments. Included in this amount is a decrease of $3,517 attributed to 2007 tax reporting information received by the Company in fiscal 2008. This resulted in an equivalent reduction in the cost basis of the associated MLP investments. Net Realized Losses and Net Change in Unrealized Losses in the accompanying Statement of Operations were decreased by $38,208 and $68,815, respectively, attributable to the recording of such dividends and distributions as reduction in the cost basis of investments.

I. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts written, share and per share amounts)

J. Dividends and Distributions to Stockholders — Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends and distributions made during the year may differ from their ultimate characterization for federal income tax purposes. Dividends and distributions to stockholders of the Company’s auction rate preferred stock are accrued on a daily basis and are determined as described in Note 12 — Preferred Stock. The Company’s dividends and distributions will be comprised of return of capital and/or ordinary income, which is based on the earnings and profits of the Company. The Company is unable to make final determinations as to the character of the dividend/distribution until the January after the end of the current fiscal year. The Company will inform its common stockholders of the character of dividends and distributions made during that fiscal year in January following such fiscal year.

K. Partnership Accounting Policy — The Company records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of dividends it has received, allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

L. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. To the extent the Company has a deferred tax asset; consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the criterion established by the Statement of Financial Standards, Accounting for Income Taxes (“SFAS” No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.

As of December 1, 2007, the Company adopted FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date.

The adoption of the interpretation did not have a material effect on the Company’s net asset value. The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2008, the Company does not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.

M. Derivative Financial Instruments — The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts written, share and per share amounts)

risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

N. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Fair Value

SFAS No. 157.  In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

As of December 1, 2007, the Company adopted SFAS No. 157. The Company has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. Based on this assessment, the adoption of this standard did not have any material effect on the Company’s net asset value. However, the adoption of the standard does require the Company to provide additional disclosures about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the reportable periods as contained in the Company’s periodic filings.

SFAS No. 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Company has access at the date of measurement.

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts written, share and per share amounts)

The following table presents our assets and liabilities measured at fair value on a recurring basis at November 30, 2008.

		Quoted Prices in	Prices with Other	Unobservable
		Active Markets	Observable Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)

Assets at Fair Value
Investments	$915,946	$878,409	$4,550	$32,987
Liabilities at Fair Value
Unrealized depreciation on interest rate swaps	$8,877	—	$8,877	—
Option contracts written	8	—	8	—

Total liabilities at fair value	$8,885	—	$8,885	—

The following table presents our assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at November 30, 2007 and at November 30, 2008.

Long-Term
Assets at Fair Value Using Unobservable Inputs (Level 3)	Investments

Balance — November 30, 2007	$195,919
Transfers out of Level 3	(157,030)
Realized gains/(losses)	—
Unrealized losses, net	(19,823)
Purchases, issuances or settlements	13,921

Balance — November 30, 2008	$32,987

The $19,823 of unrealized losses presented in the table above relate to investments that are still held at November 30, 2008 and the Company includes these unrealized gains in the Statement of Operations — Net Change in Unrealized Gains/(Losses).

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at November 30, 2007 and at November 30, 2008.

4.	Concentration of Risk

The Company’s investment objective is to obtain a high after-tax total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Company intends to invest at least 85% of its total assets in securities of MLPs and other Midstream Energy Companies, and to invest at least 80% of its total assets in MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the net asset value of the Company. The Company may invest up to 20% of its total assets in debt securities, which may include below investment grade securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts written, share and per share amounts)

5.	Agreements and Affiliations

A. Investment Management Agreement — The Company has entered into an investment management agreement with Kayne Anderson under which the Adviser, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser receives a management fee from the Company.

For the fiscal year ended November 30, 2008, the Company paid and accrued management fees at an annual rate of 1.375% of average total assets.

For purposes of calculating the management fee, the Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes issuances and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends/distributions on any outstanding common stock and accrued and unpaid dividends/distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

B. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there is significant ambiguity in the application of existing Securities and Exchange Commission (“SEC”) staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Company invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Company may be regarded as a person affiliated with and controlling the issuers(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Company does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Company has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Company believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

Clearwater Natural Resources, LP — At November 30, 2008, the Company held approximately 42.5% of the limited partnership interest of Clearwater Natural Resources, LP (“Clearwater”). The Company controls CNR GP Holdco, LLC, which is the general partner of Clearwater. The Company believes that it “controls” and is an “affiliate” of Clearwater under the 1940 Act by virtue of its controlling interest in the general partner of Clearwater.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts written, share and per share amounts)

CNR GP Holdco, LLC — At November 30, 2008, the Company held an 83.7% interest in CNR GP Holdco, LLC (“CNR”), which is the general partner of Clearwater. The Company believes that it “controls” and is an “affiliate” of CNR under the 1940 Act by virtue of its controlling interest. This security was purchased on March 5, 2008.

Plains All American, L.P. — Robert V. Sinnott is a senior executive of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KA Fund Advisors, LLC (“KAFA”). Mr. Sinnott also serves as a director on the board of Plains All American GP LLC, the general partner of Plains All American Pipeline, L.P. Members of senior management and various advisory clients of KACALP and KAFA own units of Plains All American GP LLC. Various advisory clients of KACALP and KAFA, including the Company, own units in Plains All American Pipeline, L.P. The Company believes that it is an affiliate of Plains All American Pipeline, L.P. under the 1940 Act.

6.	Income Taxes

Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. Components of the Company’s deferred tax assets and liabilities as of November 30, 2008 are as follows:

Deferred tax assets:
Net operating loss carryforwards	77,584
Net unrealized losses on investment securities and interest rate swap contracts	32,933
Other	114
Deferred tax liabilities:
Basis reduction of investment in MLPs	(11,284)
Valuation allowance	—

Total net deferred tax asset	$99,347

At November 30, 2008, the Company had federal net operating loss carryforwards of $209,686. The federal net operating loss carryforwards available are subject to limitations on their annual usage. Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. If not utilized, $54,194, $52,182 and $103,310 of the net operating loss carryforward will expire in 2026, 2027 and 2028, respectively. In addition, the Company has state net operating losses which total $6,453. These state net operating losses begin to expire in 2014 through 2028.

The Company periodically reviews the recoverability of its deferred tax asset based on the weight of available evidence. The Company’s analysis of the need for a valuation allowance considers that it has incurred a cumulative loss over the three year period ended November 30, 2008. Substantially all of the Company’s net pre-tax losses related to unrealized depreciation of investments occurred during the fiscal fourth quarter of 2008 as a result of the unprecedented decline in the overall financial, commodity and MLP markets.

When assessing the recoverability of its deferred tax asset, significant weight was given to the Company’s forecast of future taxable income, which is based principally on the expected continuation of MLP cash distributions at or near current levels. Consideration was also given to the effects of potential of additional future realized and unrealized losses on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal tax loss carryforwards range from seventeen to twenty years.

Recovery of the deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. Based on the Company’s assessment, it has determined that it is more likely than not that the net deferred tax asset will be realized through future taxable

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts written, share and per share amounts)

income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s net deferred tax asset.

The Company will continue to assess the need for a valuation allowance in the future. The Company will review its financial forecasts in relation to actual results and expected trends on an ongoing basis. Unexpected significant decreases in MLP cash distributions or significant further declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax asset and would likely result in a valuation allowance. If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35 percent to the net investment loss and realized and unrealized gains (losses) on investments and interest rate swap contracts before taxes for the year ended November 30, 2008, as follows:

Computed “expected” federal income tax	$322,496
State income tax, net of federal tax benefit	18,376
Other, net	(881)

Total income tax benefit	$339,991

At November 30, 2008, the cost basis of investments for federal income tax purposes was $1,023,198. The cost basis of investments includes a $142,583 reduction in basis attributable to the Company’s portion of the allocated losses from its MLP investments. At November 30, 2008, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation of investments	$184,587
Gross unrealized depreciation of investments	(264,172)

Net unrealized depreciation before tax and interest rate swap contracts	(79,585)
Net unrealized depreciation on interest rate swap contracts	(8,877)

Net unrealized depreciation before tax	(88,462)

Net unrealized depreciation after tax	$(55,820)

The Company adopted FIN 48 as of December 1, 2007, and the adoption of the interpretation did not have a material effect on the Company’s net asset value. The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2008, the Company does not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.

7.	Restricted Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, securities that are not registered under the Securities Act of 1933, as amended, and cannot, as a result, be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts written, share and per share amounts)

At November 30, 2008, the Company held the following restricted investments:

			Number of				Fair
			Units,				Value	Percent	Percent
		Type of	Principal ($)	Acquisition	Cost	Fair	per	of Net	of Total
Investment	Security(1)	Restriction	(in 000’s)	Date	Basis	Value	Unit	Assets	Assets

Clearwater Natural Resources, L.P.	Common Units	(2)	3,889	(3)	$72,860	$19,445	$5.00	3.0%	1.9%
Clearwater Natural Resources, L.P.	Term Loan	(2)	$12,810	(4)	12,838	11,862	n/a	1.8	1.1
Clearwater Natural Resources, L.P.	Deferred Participation Units	(2)	41	3/5/2008	—	—	—	0.0	0.0
Clearwater Natural Resources, L.P.	Warrants	(2)	34	9/29/2008	—	167	4.99	0.1	0.0
CNR GP Holdco, LLC	LLC Interests	(2)	n/a	3/5/2008	1,083	1,513	1,513	0.2	0.1

					$86,781	$32,987		5.1%	3.1%

(1)	Restricted security that represent Level 3 under SFAS No. 157. Security is valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies.

(2)	On January 7, 2009, Clearwater Natural Resources, LP (“Clearwater”) and Clearwater Natural Resources, LLC (Clearwater’s general partner) filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code (See Note 16 — Subsequent Events for further discussion).

(3)	The Company purchased common units on August 1, 2005 and October 2, 2006.

(4)	The Company purchased term loans on January 11, 2008; February 28, 2008; May 5, 2008; July 8, 2008; August 6, 2008; and September 29, 2008.

8.	Option Contracts

Transactions in option contracts for the fiscal year ended November 30, 2008 were as follows:

	Number of
	Contracts	Premium

Call Options Purchased
Options outstanding at beginning of year	—	—
Options purchased	17,100	$5,243
Options exercised	—	—
Options expired	—	—

Options outstanding at end of year	17,100	$5,243

Call Options Written
Options outstanding at beginning of year	—	—
Options written	(1,580)	$(152)
Options written terminated in closing purchase transactions	—	—
Options exercised	—	—
Options expired	780	51

Options outstanding at end of year	(800)	$(101)

9.	Investment Transactions

For the fiscal year ended November 30, 2008, the Company purchased and sold securities in the amount of $120,643 and $427,046 (excluding short-term investments, options and interest rate swaps), respectively.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts written, share and per share amounts)

10.	Revolving Credit Facility

On April 15, 2008, the Company entered into a new $200,000 unsecured revolving credit facility (the “New Facility”). The New Facility has a 364-day commitment terminating on April 14, 2009 that may be extended for additional non-overlapping 364-day periods if mutually agreed upon by both the Company and Custodial Trust Company (“CTC”), an affiliate of the Company’s administrator, Bear Stearns Funds Management Inc. Outstanding loan balances under the New Facility will accrue interest daily at a rate equal to the one-month LIBOR plus 1.65 percent. The Company will pay a fee equal to a rate of 0.50 percent per annum on any unused amounts of the New Facility. The New Facility contains various covenants of the Company related to other indebtedness, liens and limits on the Company’s overall leverage. A full copy of the New Facility can be found on the Company’s website, www.kaynefunds.com.

On August 29, 2008, the New Facility was assigned by CTC to its affiliate, JPMorgan Chase Bank, N.A.

Prior to entering into the New Facility, the Company had an uncommitted secured revolving credit facility with CTC, under which the Company borrowed from CTC an aggregate amount of up to the lesser of $200,000 or the maximum amount the Company was permitted to borrow under the 1940 Act, subject to certain limitations imposed by CTC.

For the fiscal year ended November 30, 2008, the average amount outstanding under the Company’s credit facilities was $34,926 with a weighted average interest rate of 3.32%. As of November 30, 2008, the Company had no outstanding borrowings under the New Facility.

On January 19, 2009, the Company reduced the credit commitment under its revolving credit facility with JPMorgan Chase Bank, N.A. from $200,000 to $125,000 (See Note 16 — Subsequent Events for further discussion).

11.	Senior Unsecured Notes

On June 19, 2008, the Company issued $450,000, aggregate principal amount, of senior unsecured fixed and floating rate notes (the “Senior Unsecured Notes”) in a private placement. The net proceeds from the issuance, combined with borrowings under the Company’s credit facility, were used to redeem all $505,000, aggregate principal amount, of the Company’s then outstanding auction rate senior notes (“ARNs”) between July 7, 2008 and July 14, 2008. From the issuance date of the Senior Unsecured Notes until July 14, 2008, the Company incurred $1,457 in interest costs associated with the ARNs. The Company wrote-off $5,528 of debt issuance costs associated with the ARNs that were redeemed.

Since the beginning of the Company’s fiscal fourth quarter, the market prices for publicly traded MLP securities have declined substantially. As a result of this decline, on October 8, 2008 and October 10, 2008, the Company completed the repurchase of $60,000 and $20,000, respectively, aggregate principal amount of Floating Rate Series L Senior Notes at 101% of par value. On November 28, 2008, the Company completed the repurchase of $66,000 aggregate principal amount of Floating Rate Senior Notes Series H, J, and L at par value. In each transaction, the Company used available cash on hand to repay the Senior Unsecured Notes in order to manage its compliance with asset coverage ratios under the 1940 Act and the terms of its Senior Unsecured Notes. The Company wrote-off $1,102 of debt issuance costs associated with the Senior Unsecured Notes that were repurchased.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts written, share and per share amounts)

The table below sets forth the key terms of each series of the Senior Notes:

	Principal	Notes	Principal
Series	Issued	Repurchased	Outstanding	Rate	Maturity

G	$75,000	$—	$75,000	5.645%	6/19/2011
H	25,000	5,000	20,000	3-month LIBOR + 225 bps	6/19/2011
I	60,000	—	60,000	5.847%	6/19/2012
J	40,000	16,000	24,000	3-month LIBOR + 225 bps	6/19/2012
K	125,000	—	125,000	5.991%	6/19/2013
L	125,000	125,000	—	3-month LIBOR + 230 bps	6/19/2013

Total	$450,000	$146,000	$304,000

Holders of the fixed rate Senior Unsecured Notes (Series G, Series I and Series K) are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Senior Notes (Series H and J) are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19, and December 19) at the floating rate equal to the 3-month LIBOR plus 2.25% or 2.30% depending on the series.

During the period, the average principal balance outstanding was $423,049 with a weighted average interest rate of 5.61%.

The Senior Unsecured Notes are not listed on any exchange or automated quotation system. Under the 1940 Act and the terms of the Senior Unsecured Notes, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Unsecured Notes would be less than 300%. The Senior Unsecured Notes contain various covenants of the Company related to other indebtedness, liens and limits on the Company’s overall leverage.

The Senior Unsecured Notes are redeemable in certain circumstances at the option of the Company. The Senior Unsecured Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner. A full copy of the note purchase agreement can be found on the Company’s website, www.kaynefunds.com.

The Senior Unsecured Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At November 30, 2008, the Company was in compliance with all covenants required under the Senior Unsecured Notes agreements.

Prior to the redemption of the Company’s ARNs, holders were entitled to interest payments at an annual rate that varied for each rate period. The weighted average interest rates of Series A, B, C, E and F ARNs during the fiscal year ended November 30, 2008 were 5.31%, 5.33%, 5.82%, 5.36% and 5.45%, respectively. These weighted average interest rates were based on the weekly and monthly auctions, as appropriate, of the ARNs and did not include commissions paid to the auction agent.

12.	Preferred Stock

At November 30, 2008, the Company had 3,000 shares of Series D Auction Rate Preferred Stock (“ARP Shares”) outstanding, totaling $75,000. The Company has 10,000 shares of authorized preferred stock.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts written, share and per share amounts)

The preferred stock has rights determined by the Board of Directors. The ARP Shares have a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.

Holders of the ARP Shares are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rate as of November 30, 2008 was 2.70%. The weighted average dividend rate for the fiscal year ended November 30, 2008, was 5.63%. This rate includes the applicable rate based on the latest results of the auction and does not include commissions paid to the auction agent. Under the 1940 Act, the Company may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding senior securities representing indebtedness and preferred stock would be less than 200%.

Since February 14, 2008, there have been more ARP Shares offered for sale then there were buyers of those ARP Shares, and as a result, the auctions of the Company’s Series D ARP Shares have failed. As a result, the dividend rate on the ARP Shares has been set at such maximum rate. Based on the Company’s current credit ratings, the maximum rate is equal to 200% of the greater of (a) the AA Composite Commercial Paper Rate or (b) the applicable LIBOR rate.

The ARP Shares are redeemable in certain circumstances at the option of the Company. The ARP Shares are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The holders of the ARP Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of ARP Shares or the holders of common stock.

13.	Interest Rate Swap Contracts

The Company has entered into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. On May 15, and June 11, 2008, the Company terminated $285,000 and $140,000, aggregate notional amount, of interest rate swap contracts with a weighted average fixed interest rate of 4.95% and 4.42% for $13,677 and $2,892, respectively.

As of November 30, 2008, the Company had entered into five interest rate swap contracts with UBS AG as summarized below.

			Net
		Fixed Rate	Unrealized
Termination	Notional	Paid by the	Appreciation/
Date	Amount	Company	(Depreciation)

12/6/2010	$50,000	3.85%	$(1,931)
1/22/2011	50,000	3.20	(1,298)
10/17/2010	25,000	2.95	(488)
10/17/2011	50,000	3.40	(1,734)
4/1/2011	85,000	3.77	(3,426)

Total	$260,000		$(8,877)

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONCLUDED)
(amounts in 000’s, except option contracts written, share and per share amounts)

At November 30, 2008, the weighted average duration of the interest rate swap contracts was 2.3 years and the weighted average fixed rate was 3.53%. For all five interest rate swap contracts, the Company receives a floating rate, based on one-month LIBOR.

14.	Common Stock

The Company has 199,990,000 shares of common stock authorized and 44,176,186 shares outstanding at November 30, 2008. As of that date, KACALP owned 4,000 shares. Transactions in common shares for the fiscal year ended November 30, 2008, were as follows:

Shares outstanding at November 30, 2007	43,225,549
Shares issued through reinvestment of cash distributions	950,637

Shares outstanding at November 30, 2008	44,176,186

15.	Notice of Potential Purchases of Preferred Stock

The Company may, from time to time, repurchase shares of its auction rate preferred stock for cash at a price not above the market value of such shares at the time of such purchase, subject to the requirements of applicable law.

16.	Subsequent Events

On December 18, 2008, the Company set aside for payment on January 9, 2009, a dividend/distribution to its common stockholders in the amount of $0.50 per share, for a total of $22,088. Of this total, $5,650 was reinvested into the Company, pursuant to the Company’s dividend reinvestment plan. In connection with that reinvestment, 343,871 shares of common stock were issued.

On December 24, 2008, the Company terminated $66,000 aggregate notional amount of interest rate swap contracts with an average fixed rate of 3.77% for $3,550.

On January 7, 2009, Clearwater Natural Resources, LP (“Clearwater”) and Clearwater Natural Resources, LLC (Clearwater’s general partner) filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. Both entities have continued operations as a debtor-in-possession. Clearwater’s existing lenders are providing debtor-in-possession financing and, as part of the financing agreement with the banks, Clearwater has agreed to pursue a sales process for the company.

On January 19, 2009, the Company reduced the credit commitment available under the revolving credit facility with JPMorgan Chase Bank, N.A. from $200,000 to $125,000.

KAYNE ANDERSON MLP INVESTMENT COMPANY
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Kayne Anderson MLP Investment Company:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets applicable to common stockholders and cash flows, and the financial highlights present fairly, in all material respects, the financial position of Kayne Anderson MLP Investment Company (the “Company”) at November 30, 2008, and the results of its operations, the changes in its net assets applicable to common stockholders, its cash flows, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at November 30, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
January 28, 2009

KAYNE ANDERSON MLP INVESTMENT COMPANY
PRIVACY POLICY NOTICE
(UNAUDITED)

Kayne Anderson MLP Investment Company (the “Company”) considers privacy to be fundamental to its relationship with its stockholders. The Company is committed to maintaining the confidentiality, integrity and security of the non-public personal information of its stockholders and potential investors. Accordingly, the Company has developed internal policies to protect confidentiality while allowing stockholders’ needs to be met. This notice applies to former as well as current stockholders and potential investors who provide the Company with nonpublic personal information.

The Company may collect several types of nonpublic personal information about stockholders or potential investors, including:

•	Information from forms that you may fill out and send to the Company or one of its affiliates or service providers in connection with an investment in the Company (such as name, address, and social security number);

•	Information you may give orally to the Company or one of its affiliates or service providers;

•	Information about your transactions with the Company, its affiliates, or other third parties, such as the amount stockholders have invested in the Company;

•	Information about any bank account stockholders or potential investors may use for transfers between a bank account and an account that holds or is expected to hold shares of its stock; and

•	Information collected through an Internet “cookie” (an information collecting device from a web server based on your use of a web site).

The Company may disclose all of the information it collects, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors and persons or entities that are assessing its compliance with industry standards. Such third parties are required to uphold and maintain its privacy policy when handling your nonpublic personal information.

The Company may disclose information about stockholders or potential investors at their request. The Company will not sell or disclose your nonpublic personal information to anyone except as disclosed above or as otherwise permitted or required by law.

Within the Company and its affiliates, access to information about stockholders and potential investors is restricted to those personnel who need to know the information to service stockholder accounts. The personnel of the Company and its affiliates have been instructed to follow its procedures to protect the privacy of your information.

The Company reserves the right to change this privacy notice in the future. Except as described in this privacy notice, the Company will not use your personal information for any other purpose unless it informs you how such information will be used at the time you disclose it or the Company obtains your permission to do so.

KAYNE ANDERSON MLP INVESTMENT COMPANY
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

Kayne Anderson MLP Investment Company, a Maryland corporation (the “Company”), hereby adopts the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be determined as follows: (a) If the Company’s Common Stock is trading at or above net asset value at the time of valuation, the Company will issue new shares at a price equal to the greater of (i) the Company’s Common Stock’s net asset value on that date or (ii) 95% of the market price of the Company’s Common Stock on that date; (b) If the Company’s Common Stock is trading below net asset value at the time of valuation, the Plan Administrator will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

4. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

5. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

6. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

7. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than 10 business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of

KAYNE ANDERSON MLP INVESTMENT COMPANY
DIVIDEND REINVESTMENT PLAN — (CONCLUDED)
(UNAUDITED)

Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

8. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

9. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

10. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

11. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922,Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

12. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

13. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

14. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 27, 2004
Amended: December 13, 2005

KAYNE ANDERSON MLP INVESTMENT COMPANY
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)

The Company’s Board of Directors has approved the continuation of the Company’s Investment Management Agreement (the “Agreement”) with KA Fund Advisors, LLC (the “Adviser”) for an additional one-year term.

During the course of each year and in connection with its consideration of the Agreement, the Board of Directors received various written materials from the Adviser, including (i) information on the advisory personnel of the Adviser; (ii) information on the internal compliance procedures of the Adviser; (iii) comparative information showing how the Company’s proposed fee schedule compares to other registered investment companies that follow investment strategies similar to those of the Company; (iv) information regarding brokerage and portfolio transactions; (v) comparative information showing how the Company’s performance compares to other registered investment companies that follow investment strategies similar to those of the Company; and (vi) information on any legal proceedings or regulatory audits or investigations affecting the Adviser.

After receiving and reviewing these materials, the Board of Directors, at an in-person meeting called for such purpose, discussed the terms of the Agreement. Representatives from the Adviser attended the meeting and presented additional oral and written information to the Board of Directors to assist in its considerations. The Adviser also discussed its expected profitability from its relationship with the Company under the Agreement. The Directors who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Directors”) also met in executive session to further discuss the terms of the Agreement and the information provided by the Adviser.

The Independent Directors reviewed various factors, detailed information provided by the Adviser at the meeting and at other times throughout the year, and other relevant information and factors including the following, no single factor of which was dispositive in their decision whether to approve the Agreement:

The nature, extent, and quality of the services to be provided by the Adviser

The Independent Directors considered the scope and quality of services that have been provided by the Adviser under the Agreement. The Independent Directors considered the quality of the investment research capabilities of the Adviser and the other resources the Adviser has dedicated to performing services for the Company. The quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Company’s other service providers, also was considered. The Independent Directors also considered the nature and quality of the services provided by the Adviser to the Company in light of their experience as Directors of the Company and another investment company managed by the Adviser, their confidence in the Adviser’s integrity and competence gained from that experience and the Adviser’s responsiveness to questions or concerns raised by them in the past. The Independent Directors concluded that the Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Agreement and that the nature and the proposed cost of such advisory services are fair and reasonable in light of the services provided.

The Company’s performance under the management of the Adviser

The Independent Directors reviewed information pertaining to the performance of the Company. This data compared the Company’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Company. The comparative information showed that the performance of the Company compares favorably to other similar funds. The Independent Directors also considered the fact that the Company has historically outperformed the benchmark provided under the Agreement for a majority of the relevant periods. Based upon their review, the Independent Directors concluded that the Company’s investment performance over time has been consistently above average compared to other closed-end funds that focus on investments in energy-related master limited partnerships. The Independent Directors noted that in addition to the information received for this meeting, the Independent Directors also receive detailed performance information for the Company at each regular Board of Directors meeting during the year. The Independent Directors considered the investment performance of another investment company managed by the Adviser but did not consider the performance of other accounts of the Adviser as there were no accounts similar enough to be relevant.

KAYNE ANDERSON MLP INVESTMENT COMPANY
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE — (CONCLUDED)
(UNAUDITED)

The costs of the services to be provided by the Adviser and the profits to be realized by the Adviser and its affiliates from the relationship with the Company

The Independent Directors then considered the costs of the services provided by the Adviser, recognizing that it is difficult to make comparisons of profitability from investment advisory contracts. The Independent Directors considered that the Adviser’s relationship with the Company is one of its significant sources of revenue. The Independent Directors considered certain benefits the Adviser realizes due to its relationship with the Company. In particular, they noted that the Adviser has soft dollar arrangements under which certain brokers may provide industry research to the Adviser’s portfolio managers through the use of a portion of the brokerage commissions generated from the Adviser’s trading activities on behalf of the Company. The Independent Directors acknowledged that the Company’s stockholders also benefit from these soft dollar arrangements because the Adviser is able to receive this research, which is used in the management of the Company’s portfolio, by aggregating securities trades.

The Independent Directors also considered the Company’s management fee under the Agreement in comparison to the management fees of funds within the Company’s peer group and believed such comparisons to be acceptable to the Company. One significant justification for a higher fee for the Company compared to certain of its peer funds is the greater investment in private transactions by the Company, which are viewed as potentially more complex and difficult.

The extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of stockholders

The Independent Directors also considered possible economies of scale that the Adviser could achieve in its management of the Company. They considered the anticipated asset levels of the Company, the information provided by the Adviser relating to its estimated costs, and information comparing the fee rate to be charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their investment company clients. The Independent Directors also considered the Adviser’s commitment to increasing staff devoted to managing the Company as the assets of the Company increase, and its commitment to retaining its current professional staff in a competitive environment for investment professionals. The Independent Directors concluded that the fee structure was reasonable in view of the information provided by the Adviser. The Independent Directors also noted that the fee structure currently does not provide for a sharing of any economies of scale that might be experienced from substantial future growth of the Company.

Based on the review of the Board of Directors of the Company, including their consideration of each of the factors discussed above and the materials requested from and provided by the Adviser, the Board concluded, in agreement with the recommendation of the Independent Directors, that the Company and its stockholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by the Company under the Agreement, that stockholders could expect to receive reasonable value in return for the advisory fees and other amounts proposed to be paid to the Adviser by the Company under the Agreement and that approval of the continuation of the Agreement was in the best interests of stockholders of the Company.

KAYNE ANDERSON MLP INVESTMENT COMPANY
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

Other
	Position(s)			Directorships
Name, Address	Held with	Term of Office/	Principal Occupations	Held by
(Year Born)	Registrant	Time of Service	During Past Five Years	Director/Officer

Independent Directors(1)
Anne K. Costin c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1950)	Director	3-year term (until the 2010 Annual Meeting of Stockholders)/ served since inception	Professor at the Amsterdam Institute of Finance. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the last five years she was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	Kayne Anderson Energy Total Return Fund, Inc.
Steven C. Good c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1942)	Director	3-year term (until the 2009 Annual Meeting of Stockholders)/ served since inception	Senior partner at Good Swartz Brown & Berns LLP a division of JH Cohen LLP as of June 1, 2008, which offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Founded Block, Good and Gagerman in 1976, which later evolved in stages into Good Swartz Brown & Berns LLP.	Kayne Anderson Energy Total Return Fund, Inc.; OSI Systems, Inc. (specialized electronic products); Big Dog Holdings, Inc. (consumer products)
Gerald I. Isenberg c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1940)	Director	3-year term (until the 2011 Annual Meeting of Stockholders)/ served since inception	Professor Emeritus at the University of Southern California School of Cinematic Arts since 2007. Chief Financial Officer of Teeccino Caffe Inc., a privately owned beverage manufacturer and distributor. Board member of Kayne Anderson Rudnick Mutual Funds(2) from 1998 to 2002.	Kayne Anderson Energy Total Return Fund, Inc.; Teeccino Caffe Inc.; the Caucus for Television Producers, Writers & Directors Foundation
William H. Shea, Jr.(3) c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1954)	Director	3-year term (until the 2010 Annual Meeting of Stockholders)/ served since March 2008	Private investor since June 2007. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners, L.P. (pipeline Transportation and refined petroleum products company). From May 2004 to June 2007, President Chief Executive officer and Chairman of Buckeye GP Holdings, L.P. and its predecessors.	Kayne Anderson Energy Total Return Fund, Inc.; Penn Virginia. Corp. (natural gas and oil company)
Interested Director(1) and Corporate Officers
Kevin S. McCarthy(4) c/o KA Fund Advisors, LLC 717 Texas Avenue, Suite 3100, Houston, TX 77002 (born 1959)	Chairman of the Board of Directors; President and Chief Executive Officer	3-year term as a director (until the 2009 Annual Meeting of Stockholders), elected annually as an officer/ served since inception	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of Kayne Anderson Total Energy Return Fund, Inc. (“KYE”) and Kayne Anderson Energy Development Company (“KED”) since inception (KYE inception in 2005 and KED inception in 2006). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.	Kayne Anderson Energy Total Return Fund, Inc.; Kayne Anderson Energy Development Company; Range Resources Corporation; Clearwater Natural Resources, LLC; Direct Fuels Partners, L.P.; ProPetro Services, Inc.

KAYNE ANDERSON MLP INVESTMENT COMPANY
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS — (CONTINUED)
(UNAUDITED)

Other
	Position(s)			Directorships
Name, Address	Held with	Term of Office/	Principal Occupations	Held by
(Year Born)	Registrant	Time of Service	During Past Five Years	Director/Officer

Terry A. Hart c/o KA Fund Advisors, LLC 717 Texas Avenue Suite 3100, Houston, TX 77002 (born 1969)	Chief Financial Officer and Treasurer	Elected annually/served since December 2005	Chief Financial Officer and Treasurer of KYE since December 2005 and of KED since September 2006. Director of Structured Finance; Assistant Treasurer; and Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	None
David J. Shladovsky c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1960)	Secretary and Chief Compliance Officer	Elected annually/served since inception	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer of KYE since 2005 and KED since 2006.	None
J.C. Frey c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary	Elected annually/served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since June 2008	Senior Managing Director of KACALP since 2004, and of KAFA since 2006 and Managing Director of KACALP since 2000. Portfolio Manager, Assistant Secretary and Assistant Treasurer of KYE since 2005 and of KED since 2006, Executive Vice President of KYE and KED since June 2008.	None
James C. Baker c/o KA Fund Advisors, LLC 717 Texas Avenue, Suite 3100, Houston, TX 77002 (born 1972)	Executive Vice President	Elected annually/served as Vice President from June 2005 to June 2008; served as Executive Vice President since June 2008	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Vice President of KYN from 2004 to 2008 and of KED from 2006 to 2008, and Executive Vice President of KYN and KED since June 2008. Director in Planning and Analysis at El Paso Corporation from April 2004 to December 2004. Director at UBS Securities LLC (energy investment banking group) from 2002 to 2004 and Associate Director from 2000 to 2002.	ProPetro Services, Incorporated; Quest Midstream Partners, L.P.

(1)	Each Director oversees two registered investment companies in the fund complex.

(2)	The investment adviser to the Kayne Anderson Rudnick Mutual Funds, Kayne Anderson Rudnick Investment Management, LLC, formerly was an affiliate of KACALP.

(3)	On March 31, 2008, a Class III Director, Michael C. Morgan, resigned as a director of the Fund. The Board unanimously elected William H. Shea, Jr. to fill the vacancy for the remainder of Mr. Morgan’s initial term expiring at the 2010 Annual Meeting of Stockholders.

(4)	Mr. McCarthy is an “interested person” of Kayne Anderson MLP Investment Company by virtue of his employment relationship with KACALP, investment adviser of the Company.

Additional information regarding the Company’s directors is contained in the Company’s Statement of Additional Information, the most recent version of which can be found on the Company’s website at www.kaynefunds.com or is available without charge, upon request, by calling (877) 657-3863/MLP-FUND.

KAYNE ANDERSON MLP INVESTMENT COMPANY
ANNUAL CERTIFICATION
(UNAUDITED)

The Company’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Company of the NYSE’s corporate governance listing standards.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION
(UNAUDITED)

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863/MLP-FUND;

•	on the Company’s website, http://www.kaynefunds.com; or

•	on the website of the Securities and Exchange Commission, http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863/MLP-FUND, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. The Company also makes its Forms N-Q available on its website at http://www.kaynefunds.com.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
Anne K. Costin	Director
Steven C. Good	Director
Gerald I. Isenberg	Director
William H. Shea Jr.	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Secretary and Chief Compliance Officer
J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Executive Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC. 717 Texas Avenue, Suite 3100 Houston, TX 77002	Bear Stearns Funds Management Inc. — a J.P. Morgan Company 237 Park Avenue New York, NY 10017

1800 Avenue of the Stars, Second Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company 59 Maiden Lane New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
Custodial Trust Company — a J.P. Morgan Company	PricewaterhouseCoopers LLP 350 South Grand Avenue
101 Carnegie Center Princeton, NJ 08540	Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP 55 Second Street, 24th Floor San Francisco, CA 94105

For stockholder inquiries, registered stockholders should call (800) 937-5449. For general inquiries, please call (877) 657-3863/MLP-FUND; or visit us on the web at http://www.kaynefunds.com.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2. Code of Ethics.
(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.
(c) and (d). During the period covered by this report, there was no amendment to, and no waiver granted from, any provision of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.
(f)(1) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
(a)(1) The Registrant’s board of directors has determined that the Registrant has one audit committee financial expert serving on its audit committee.
(a)(2) The audit committee financial expert is Steven C. Good Mr. Good is “independent” for purposes of this Item.
Item 4. Principal Accountant Fees and Services.
(a) through (d). The information in the table below is provided for services rendered to the Registrant by its independent Registered public accounting firm, PricewaterhouseCoopers LLP, during the Registrant’s (a) last fiscal year ended November 30, 2008, and (b) fiscal year ended November 30, 2007.

	2008	2007

Audit Fees	$218,482	$239,000

Audit-related Fees	—	—
Tax	196,500	178,000
Other	—	—

Total	$414,982	$417,000

(e)(1) Audit Committee Pre-Approval Policies and Procedures.
     Before the auditor is (i) engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant’s investment adviser or any entity in the investment Registrant complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Registrant’s investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable SEC rules and regulations.
(e)(2) None of the services provided to the Registrant described in paragraphs (b) through (d) of this Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.
(f) No disclosures are required by this Item 4(f).
(g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant for each of the last two fiscal years were $196,500 for the fiscal year ended November 30, 2008 and $178,000 for the fiscal year ended November 30, 2007. There were no non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years.
(h) No disclosures are required by this Item 4(h).
Item 5. Audit Committee of Listed Registrants.
 The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. Steven C. Good (Chair), Gerald I. Isenberg and William H. Shea, Jr. are the members of the Registrant’s Audit Committee.
Item 6. Schedule of Investments.
     Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser. Effective December 31, 2006, Kayne Anderson Capital Advisors, L.P. assigned its investment management agreement to its subsidiary, KA Fund Advisors, LLC (the “Adviser”). That assignment occurred only for internal organizational purposes and did not result in any change of corporate officers, portfolio management personnel or control. The respective Proxy Voting Policies and Procedures of the Registrant and the Adviser are attached as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV hereto.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) As of November 30, 2008, the following individuals (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Registrant’s portfolio:
     Kevin S. McCarthy is the Registrant’s President, Chief Executive Officer and co-portfolio manager and has served as the President, Chief Executive Officer and co-portfolio manager of Kayne Anderson Energy Total Return Fund, Inc. since May 2005 and of Kayne Anderson Energy Development Company since September 2006. Mr. McCarthy has served as a Senior Managing Director at Kayne Anderson Capital Advisors, L.P. since June 2004 and of KA Fund Advisers, LLC (collectively with Kayne Anderson Capital Advisors, L.P., “Kayne Anderson”) since 2006. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.
     J.C. Frey is the Registrant’s Executive Vice President, Assistant Secretary, Assistant Treasurer and co-portfolio manager and a Senior Managing Director of Kayne Anderson. He serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including service as a co-portfolio manager, Assistant Secretary and Assistant Treasurer of Kayne Anderson Energy Total Return Fund, Inc. since May 2005 and Kayne Anderson Energy Development Company since September 2006, Vice President of Kayne Anderson Energy Total Return Fund, Inc. from May 2005 through June 2008 and Kayne Anderson Energy Development Company from September 2006 through July 2008, and Executive Vice President of Kayne Anderson Energy Total Return Fund, Inc. and Kayne Anderson Energy Development Company since June 2008 and July 2008 respectively. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.
(a)(2)(i) & (ii) Other Accounts Managed by Portfolio Managers:
The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of November 30, 2008. Asset amounts are approximate and have been rounded.

Registered(1)
	Investment Companies		Other Pooled
	(excluding us)		Investment Vehicles		Other Accounts
		Total Assets in the		Total Assets in the		Total Assets in the
	Number of	Accounts ($ in	Number of	Accounts ($ in	Number of	Accounts ($ in
Portfolio Manager	Accounts	millions)	Accounts	millions)	Accounts	millions)
Kevin McCarthy	1	$663	0	N/A	0	N/A
J.C. Frey	1	$663	1	$75	0	N/A

     (1) Messrs. McCarthy and Frey serve as portfolio manager of Kayne Anderson Energy Development Company (“KED”), a closed end management investment company that has elected to be treated as a business development company. For purposes of this table, KED is included in the information contained in this column, even though it is not a registered investment company.
(a)(2)(iii) Other Accounts that Pay Performance-Based Advisory Fees Managed by Portfolio Managers:
The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant) and with respect to which the advisory fee is based on account performance. Information is shown as of November 30, 2008. Asset amounts are approximate and have been rounded.

Registered(1)
	Investment Companies		Other Pooled
	(excluding us)		Investment Vehicles		Other Accounts
		Total Assets in the		Total Assets in the		Total Assets in the
	Number of	Accounts ($ in	Number of	Accounts ($ in	Number of	Accounts ($ in
Portfolio Manager	Accounts	millions)	Accounts	millions)	Accounts	millions)
Kevin McCarthy	1	$182	1	$106	0	N/A
J.C. Frey	1	$182	9	$996	1	$9
(1) Messrs. McCarthy and Frey serve as portfolio manager of KED, a closed end management investment company that has elected to be treated as a business development company. For purposes of this table, KED is included in the information contained in this column, even though it is not a registered investment company.
(a)(2)(iv) Potential Material Conflicts of Interest:
Some of the other accounts managed by Messrs. McCarthy and Frey have investment strategies that are similar to that of the Registrant. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its written allocation policies and procedures.
(a)(3) Compensation, as of November 30, 2008:
Messrs. McCarthy and Frey are compensated by Kayne Anderson Capital Advisors, L.P. through partnership distributions from Kayne Anderson Capital Advisors, L.P., based on the amount of assets they manage and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, as noted above, are based in part on the performance of those accounts, and which in the case of the Registrant’s performance, is measured against an Index.
Additional benefits received by Messrs. McCarthy and Frey are normal and customary benefits provided by investment advisers.
(a)(4) As of November 30, 2008, the end of the Registrant’s most recently completed fiscal year, the dollar range of equity securities beneficially owned by each portfolio manager in the Registrant is shown below:
Kevin McCarthy: $100,001-$500,000
J.C. Frey: $100,001-$500,000

Through their limited partnership interests in Kayne Anderson Capital Advisors, L.P., which owns shares of Registrant’s common stock, Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of Registrant’s securities.
(b) Not Applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
None.
Item 11. Controls and Procedures.
     (a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(d) under the 1940 Act) as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.
     (b) The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
     ((a)(1) Code of Ethics attached as EX-99.CODE ETH.
     (a)(2) Separate certifications of Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached as EX-99.CERT.
     (b) Certification of Principal Executive and Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906 CERT.
     (99) Proxy Voting Policies of the Registrant attached as EX-99.VOTEREG.
     (99) Proxy Voting Policies of the Adviser attached as EX-99.VOTEADV.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Kayne Anderson MLP Investment Company

By:	/S/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman, President and Chief Executive Officer
Date: February 6, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman, President and Chief Executive Officer
Date: February 6, 2009

By:	/S/ TERRY A. HART
Terry A. Hart
Chief Financial Officer and Treasurer
Date: February 6, 2009

Exhibit Index
     ((a)(1) Code of Ethics attached as EX-99.CODE ETH.
     (a)(2) Separate certifications of Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached as EX-99.CERT.
     (b) Certification of Principal Executive and Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906 CERT.
     (99) Proxy Voting Policies of the Registrant attached as EX-99.VOTEREG.
     (99) Proxy Voting Policies of the Adviser attached as EX-99.VOTEADV.